Bay Banks of Virginia, Inc. Reports June 30, 2017 Quarterly Operating Results

RICHMOND, Va., July 26, 2017 /PRNewswire/ -- Bay Banks of Virginia, Inc. (OTCQB: BAYK) (the "Company"), the parent holding company of Virginia Commonwealth Bank (the "Bank"), reports its unaudited second quarter 2017 results.

The Company completed its merger with Virginia BanCorp, Inc. on April 1, 2017 and the combined bank began operating as Virginia Commonwealth Bank. During the second quarter of 2017, the Company reported net earnings of $557 thousand (net of merger related expenses) or $0.06 per diluted share. "Since the merger was finalized, the integration of Virginia Commonwealth Bank and Bank of Lancaster is progressing on schedule and the move of our headquarters to Richmond has been completed," said Randal R. Greene, President and Chief Executive Officer. He continued, "Our total assets are now $867.4 million and pre-tax/pre-provision operating earnings are strong. We have declared our first dividend in a number of years in the amount of $0.04 per share, with profitability supporting a diverse, well-capitalized balance sheet."

HIGHLIGHTS

Strong Operating Earnings Performance - Net interest income grew by $4.4 million, non-interest income was unchanged at $2.0 million and provision for loan losses increased by $610 thousand primarily due to organic loan portfolio growth. Cumulative non-interest expense over the course of the first and second quarters increased by $4.7 million or 64.8% from the six month period last year, driven by merger-related costs ($985,000) as well as compensation expense related to severance costs and new hires associated with the merger and growth into the Richmond market. As a result, return on average assets ("ROA") for the second quarter decreased to 0.26% from 0.51% for the comparable prior-year period, and return on average equity decreased to 2.65% from 5.74%. Excluding the effect of merger expenses, pre-tax/pre-provision operating earnings amounted to $2.054 million for the second quarter, as compared to $908 thousand for the same period last year.

Consistent and Measured Growth - Total assets immediately post-merger were $834.7 million and increased to $867.4 million as of June 30, 2017, reflective of growth in our deposit base of $38.5 million since the merger date. This funded loan growth of $32.2 million, with the total portfolio standing at $649.6 million at second quarter end.

Diversified Loan Base and Improved Margins – Benefiting from an effective mix of residential, non-residential, commercial and consumer loans, net interest margin was 3.7% for the 2017 quarter compared to 3.37% for the second quarter of 2016. Asset quality remains good. For the second quarter of 2017, net interest income was $7.4 million compared to $3.5 million during the second quarter of 2016. For the six months ended June 30, 2017, net interest income was $11.3 million compared to $7.0 million for the six months ended June 30, 2016.

Focus on Fee Income - Noninterest income was $1.1 million and $2.0 million respectively for the quarter and year to date period ending June 30, 2017, both comparable to last year. During the quarter, VCB Financial Group, formerly Bay Trust and Wealth Management Group, was established with a focus on growing wealth management and trust services within the Company's market footprint.

Operating Efficiency - Noninterest expense for the second quarter of 2017 was $7.2 million compared to $3.6 million for the second quarter of 2016. For the six months ended June 30, 2017, noninterest expense was $12.1 million compared to $7.3 million for the six months ended June 30, 2016. As a result, the Company's efficiency ratio was 83.94% for the quarter as compared to 79.13% for the same period last year. Excluding merger-related expenses, the Company's efficiency ratio for the second quarter of 2017 was 75.96%.

Income tax expense was $254 thousand and $190 thousand for the second quarter of 2017 and 2016, respectively. For the first half of 2017 and 2016, income tax expense was $133 thousand and $343 thousand, respectively. The effective tax rate for the second quarter of 2017 and 2016 was 31.3% and 24.5%, respectively, and for the six months ended June 30, 2017 and 2016, was 25.9% and 23.6%, respectively.

BALANCE SHEET AND CAPITAL STRENGTH

As of June 30, 2017, loans totaled $649.6 million, of which $212.6 million were acquired in the merger. As of December 31, 2016 and June 30, 2016, loans totaled $385.0 million and $350.9 million, respectively. Investment securities and interest-bearing cash liquidity increased by $26.0 million to $91.2 million at June 30, 2017, from $65.2 million at year-end 2016, with $34.4 million acquired in the merger.

Deposits totaled $689.0 million at June 30, 2017, increasing $307.3 million, or 80.5%, from $381.7 million at December 31, 2016, of which $267.9 million of deposits were acquired in the merger.

Stockholders' equity increased by $42.8 million to $84.5 million at June 30, 2017, from $41.7 million at December 31, 2016, of which $42.3 million related to the merger. The Company's GAAP capital ratio was 9.74% as of June 30, 2017 as compared to 8.80% as of June 30, 2016. The Company continues to be a "well capitalized" institution as defined by the banking regulations.

The tangible equity to assets ratio was 8.55% at June 30, 2017, compared to 8.19% at December 31, 2016. The tangible book value per common share was $7.89 at June 30, 2017, as compared to $8.35 at December 31, 2016.

ASSET QUALITY

Non-performing assets ("NPAs") were $10.7 million at June 30, 2017, or 1.24% of total assets compared to $7.8 million, or 1.67% of total assets, at December 31, 2016. NPAs at June 30, 2017 included $5.4 million of other real estate owned (including $3.1 million acquired in the merger), up from $2.5 million at December 31, 2016. Nonaccrual loans were $5.4 million at June 30, 2017 (excludes purchased credit-impaired loans), or 0.83% of total loans, compared to $5.3 million, or 1.39%, at December 31, 2016.

The provision for credit losses in the first half of 2017 was $758 thousand versus $148 thousand for the first half of 2016, the increase being driven by post-merger loan portfolio growth. The allowance for loan losses ("ALL") represented 0.65% of total loans (including those acquired in the merger) at June 30, 2017, compared to 1.00% at December 31, 2016.

About Bay Banks of Virginia

Bay Banks of Virginia, Inc. is the holding company for Virginia Commonwealth Bank and VCB Financial Group. Founded in the 1930's, Virginia Commonwealth Bank and the former Bank of Lancaster are now combined and headquartered in Richmond, Virginia. With nineteen banking offices located throughout the Richmond market area, the Northern Neck region, the Tri-Cities area of Petersburg, Hopewell and Colonial Heights, Middlesex County and Suffolk, the Bank serves businesses, professionals and consumers with a variety of financial services, including retail and commercial banking, investment services, and mortgage banking. VCB Financial Group provides management services for personal and corporate trusts, wealth management services, estate planning, estate settlement and trust administration.

For further information, contact Randal R. Greene, President and Chief Executive Officer, at 800-435-1140 or inquiries@baybanks.com.

FORWARD-LOOKING STATEMENTS

This press release contains statements concerning the Company's expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute "forward-looking statements" as defined by federal securities laws. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, the ability to successfully implement integration plans associated with the Virginia BanCorp merger, which integration may be more difficult, time-consuming or costly than expected, the ability to achieve the cost savings and synergies contemplated by the merger within the expected timeframe, disruptions to customer and employee relationships and business operations caused by the merger, changes in interest rates, general economic conditions, the legislative/regularity climate, monetary and fiscal policies of the U. S. Government, including policies of the U. S. Treasury and Federal Reserve Board, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area, acquisitions and dispositions, and accounting principles, polices and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date they are made. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

NON-GAAP FINANCIAL MEASURES

Important disclosures about and reconciliations of non-GAAP measures to the corresponding GAAP measures, are provided below and attached to this press release.

This press release and the accompanying Supplemental Financial Data contain financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP") in the United States. Management uses these "non-GAAP" measures in their analysis of the Company's performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant gains and charges. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures are provided within the accompanying tables to this press release.

BAY BANKS OF VIRGINIA, INC.
Supplemental Financial Data (Unaudited)

CONSOLIDATED BALANCE SHEETS
	June 30, 2017	December 31, 2016 (1)	June 30, 2016
(Dollars in thousands)	(unaudited)		(unaudited)
ASSETS
Cash and due from banks	$ 7,454	$ 4,851	$ 5,141
Interest-bearing deposits and federal funds sold	33,557	9,851	21,596
Certificates of deposit	3,224	4,216	5,456
Securities available-for-sale, at fair value	54,448	51,173	54,012
Restricted securities	4,662	2,649	2,422
Loans receivable, net of allowance for loan losses
of $4,241 and $3,863	645,701	381,537	347,755
Loans held for sale	55,620	276	2,425
Premises and equipment, net	17,070	10,844	11,231
Accrued interest receivable	2,624	1,372	1,270
Other real estate owned, net	5,360	2,494	2,641
Bank owned life insurance	18,508	9,869	7,719
Goodwill	8,966	2,808	2,808
Mortgage servicing rights	989	671	620
Core deposit intangible	3,436	0	0
Other assets	5,773	4,099	3,243
Total assets	$ 867,392	$ 486,710	$ 468,339

LIABILITIES
Noninterest-bearing deposits	$ 97,299	$ 74,799	$ 74,157
Savings and interest-bearing demand deposits	282,056	178,869	177,075
Time deposits	309,619	128,050	127,797
Total deposits	688,974	381,718	379,029

Securities sold under repurchase agreements	10,786	18,310	8,182
Federal Home Loan Bank advances	70,000	35,000	30,000
Subordinated debt, net of issuance costs	6,868	6,860	6,852
Other liabilities	6,286	3,117	3,064
Total liabilities	782,914	445,005	427,127

SHAREHOLDERS' EQUITY
Common stock ($5 par value; authorized - 30,000,000 shares;
outstanding - 9,399,138 and 4,774,856 shares, respectively)	46,996	23,874	23,874
Additional paid-in capital	23,111	2,872	2,828
Unearned employee stock ownership plan shares	(911)	-	-
Retained earnings	16,197	16,194	14,769
Accumulated other comprehensive loss, net	(915)	(1,235)	(259)
Total shareholders' equity	84,478	41,705	41,212

Total liabilities and shareholders' equity	$ 867,392	$ 486,710	$ 468,339

(1) Derived from the audited December 31, 2016 Consolidated Financial Statements

BAY BANKS OF VIRGINIA, INC.
Supplemental Financial Data (Unaudited) - Con't

CONSOLIDATED STATEMENTS OF INCOME
(unaudited)

	For the three months ended		For the six months ended
(Dollars in thousands except per share amounts)	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
INTEREST INCOME
Loans, including fees	$ 8,326	$ 4,013	$ 12,714	$ 7,987
Securities:
Taxable	348	211	617	418
Tax-exempt	114	135	228	271
Interest-bearing deposit accounts and federal funds sold	86	13	94	28
Certificates of deposit	18	20	37	42
Total interest income	8,892	4,392	13,690	8,746

INTEREST EXPENSE
Deposits	1,077	641	1,707	1,286
Federal funds purchased	-	1	10	1
Securities sold under repurchase agreements	4	4	7	6
Subordinated debt	119	118	236	236
FHLB advances	248	117	402	242
Total interest expense	1,448	881	2,362	1,771

Net interest income	7,444	3,511	11,328	6,975
Provision for loan losses	568	183	758	148

Net interest income after provision for loan losses	6,876	3,328	10,570	6,827

NON-INTEREST INCOME
Income from fiduciary activities	229	236	474	443
Service charges and fees on deposit accounts	246	228	458	455
VISA-related fees	49	59	48	105
Non-deposit product income	115	74	195	180
Other service charges and fees	184	149	355	297
Secondary market lending income	86	223	201	300
Increase in cash surrender value of life insurance	133	61	208	124
Net (losses) gains on sale of securities available for sale	7	104	2	110
Other real estate gains (losses)	3	(53)	(93)	(88)
Other income	91	3	152	16
Total non-interest income	1,143	1,084	2,000	1,942

NON-INTEREST EXPENSES
Salaries and employee benefits	3,321	1,815	6,145	3,870
Occupancy expense	693	451	1,132	899
Software maintenance	394	181	598	342
Bank franchise tax	142	61	218	121
VISA expense	15	22	35	61
Telephone expense	76	35	104	66
FDIC assessments	111	103	196	184
Foreclosure property expense	59	17	69	29
Consulting expense	97	74	151	129
Advertising and marketing	54	59	127	101
Directors' fees	209	65	331	144
Audit and accounting fees	217	56	245	157
Merger expense	685	-	985	-
Intangible amortization	234	-	234	-
Other expense	901	697	1,487	1,213
Total non-interest expenses	7,208	3,636	12,057	7,316

Net income before income taxes	811	776	513	1,453

Income tax expense	254	190	133	343

Net income	$ 557	$ 586	$ 380	$ 1,110

Basic Earnings Per Share
Average basic shares outstanding	9,233,615	4,774,856	7,017,907	4,774,856
Earnings per share, basic	$ 0.06	$ 0.12	$ 0.05	$ 0.23

Diluted Earnings Per Share
Average diluted shares outstanding	9,304,796	4,794,783	7,084,430	4,792,571
Earnings per share, diluted	$ 0.06	$ 0.12	$ 0.05	$ 0.23

Bay Banks of Virginia, Inc.
Supplemental Financial Data (Unaudited) - Con't
	Quarter to Date
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
(Dollars in thousands, except per share amounts)
Consolidated balance sheet data:
Total assets	$ 867,392	$ 504,207	$ 486,710	$ 468,274	$ 468,339
Loans:
Mortgage loans on real estate	522,458	355,323	338,441	327,978	315,392
Commercial and industrial	85,939	46,205	43,024	36,596	31,767
Consumer loans	41,229	3,324	3,544	3,615	3,790
Total loans	649,626	404,852	385,009	368,189	350,949
Unamortized deferred loan costs	316	409	391	374	353
Allowance for loan losses	(4,241)	(3,993)	(3,863)	(3,741)	(3,547)
Net loans	645,701	401,268	381,537	364,822	347,755
Loans held for sale	55,620	-	276	481	2,425
Cash, interest-bearing deposits and fed funds sold	41,011	11,913	12,352	11,623	25,191
Securities available-for-sale, at fair value	54,448	49,826	51,173	52,563	54,012
Restricted securities	4,662	3,756	2,649	2,209	2,422
Premises and equipment, net	17,070	10,859	10,844	11,021	11,231
Other real estate owned	5,360	2,436	2,494	2,764	2,641
Bank owned life insurance	18,508	9,944	9,869	9,792	7,719
Goodwill	8,966	2,808	2,808	2,808	2,808
Identifiable intangible assets	3,436	-	-	-	-
Mortgage servicing rights	989	692	671	590	620
Deposits:
Noninterest-bearing deposits	$ 97,299	$ 77,369	$ 74,799	$ 74,615	$ 74,157
Savings and interest-bearing deposits	282,056	169,027	178,869	175,448	177,075
Time deposits	309,619	136,104	128,050	127,912	127,797
Total deposits	688,974	382,500	381,718	377,975	379,029
Securities sold under repurchase agreements	10,786	8,489	18,310	12,984	8,182
Federal Home Loan Bank advances	70,000	60,000	35,000	25,000	30,000
Subordinated debt, net of issuance costs	6,868	6,864	6,830	6,856	6,852
Stockholders' equity	84,478	41,617	41,705	41,948	41,212
Consolidated earnings (loss) summary:
Interest income	$ 8,892	$ 4,798	$ 4,635	$ 4,555	$ 4,392
Interest expense	1,448	914	865	889	881
Net interest income	7,444	3,884	3,770	3,666	3,511
Provision for loan losses	568	190	(120)	259	183
Noninterest income	1,143	857	1,330	1,338	1,084
Noninterest expense	7,208	4,849	4,352	3,565	3,636
Income before taxes	811	(298)	868	1,180	776
Income tax expense (benefit)	254	(121)	297	326	190
Net income (loss)	$ 557	$ (177)	$ 571	$ 854	$ 586
Per Share Data:
Basic earnings (loss) per share	$ 0.06	$ (0.04)	$ 0.12	$ 0.18	$ 0.12
Diluted earnings (loss) per share	0.06	(0.04)	0.12	0.18	0.12
Dividends per share	0.04	-	-	-	-
Book value per share	8.99	8.69	8.73	8.79	8.63
Shares outstanding	9,399,138	4,787,356	4,774,856	4,774,856	4,774,856
Average basic shares	9,233,615	4,776,800	4,774,856	4,774,856	4,774,856
Average diluted shares	9,304,796	4,776,800	4,816,017	4,797,521	4,794,783

Bay Banks of Virginia, Inc.
Supplemental Financial Data (Unaudited) - Con't
	Quarter to Date
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
(Dollars in thousands, except per share amounts)
Performance ratios (tax-equivalent):
Yield on average earning assets	4.53%	4.25%	4.23%	4.22%	4.21%
Cost of funds	0.76%	0.82%	0.80%	0.83%	0.86%
Net interest spread	3.77%	3.43%	3.43%	3.38%	3.35%
Net interest margin	3.80%	3.45%	3.45%	3.40%	3.37%
Average earnings assets to total average assets	92.83%	93.44%	88.76%	92.73%	93.06%
Return on average assets (annualized)	0.26%	-0.14%	0.48%	0.72%	0.51%
Return on average equity (annualized)	2.65%	-1.70%	5.46%	8.14%	5.74%
Efficiency ratio(1)	83.94%	102.28%	85.33%	71.24%	79.13%
Merger Expense	$685	$300	$575	$0	$0
Efficiency ratio (ex-merger expense)	75.96%	95.95%	74.06%	71.24%	79.13%
Average assets	$851,071	$489,064	$476,034	$472,577	$455,300
Average earning assets	$790,072	$456,957	$422,537	$438,202	$423,711
Average equity	$84,170	$41,661	$41,827	$41,948	$40,826
Equity/Assets	9.74%	8.25%	8.57%	8.96%	8.80%

(1) Efficiency Ratio equals Non-Interest Expense as a percentage of the sum of Net Interest Income and Noninterest Income

	Bay Banks of Virginia, Inc.
	Supplemental Financial Data (Unaudited) - Con't

	Quarter to Date
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
(Dollars in thousands, except per share amounts)

Asset quality data and ratios:
Nonaccrual loans	$ 5,362	$ 5,820	$ 5,300	$ 4,858	$ 5,147
Loans greater than 90 days past due and still accruing	-	-	-	178	216
Other real estate owned	5,360	2,436	2,494	2,764	2,641
Total nonperforming assets	10,722	8,256	7,794	7,800	8,004
Net charge-offs (recoveries)	320	60	(242)	38	743
Net charge-offs to average loans (annualized)	0.20%	0.06%	-0.26%	0.03%	0.85%
Total nonperforming assets to total assets	1.24%	1.60%	1.67%	1.71%	1.70%
Total loans to total assets	74.89%	80.29%	79.10%	78.63%	74.93%

Reconciliation of Non-GAAP Measures
Pre-tax preprovision operating earnings (non-GAAP):
Income (loss) before taxes (GAAP)	$ 811	$ (298)	$ 868	$ 1,180	$ 776
Provision for loan losses	568	190	(120)	259	183
Pre-tax preprovision net income (loss)	1,379	(108)	748	1,439	959
Securities (gains) losses, net	(7)	5	(145)	(180)	(104)
Other real estate (gains) losses	(3)	96	33	6	53
Merger expense	685	300	575	-	-
Pre-tax preprovision operating earnings (non-GAAP)	2,054	293	1,211	1,265	908

Total core noninterest income (non-GAAP):
Noninterest income (GAAP)	$ 1,143	$ 857	$ 1,330	$ 1,338	$ 1,084
Securities (gains) losses, net	(7)	5	(145)	(180)	(104)
OREO (gains) losses, net	(3)	96	33	6	53
Total core noninterest income (non-GAAP)	1,133	958	1,218	1,164	1,033

Tangible equity (non-GAAP):
Total equity (GAAP)	$ 84,478	$ 41,617	$ 41,705	$ 41,948	$ 41,212
Intangible assets, net of taxes (a)	10,279	1,853	1,853	1,853	1,853
Tangible equity (non-GAAP)	74,199	39,764	39,852	40,095	39,359
Tangible equity/Assets (non-GAAP)	8.55%	7.89%	8.19%	8.56%	8.40%
Tangible Book Value Per Common Share	7.89	8.31	8.35	8.40	8.24

Return on average tangible common equity (non-GAAP):
Net income (GAAP)	$ 557	$ (177)	$ 571	$ 854	$ 586
Amortization of intangibles, net of tax	154	-	-	-	-
Tangible net income available to shareholders (non-GAAP)	711	(177)	571	854	586
Average equity	84,170	41,661	41,827	41,948	40,826
Average intangible assets (a)	10,356	1,853	1,853	1,853	1,853
Average tangible common equity (non-GAAP)	73,814	39,808	39,974	40,095	38,973
Return on average tangible common equity (non-GAAP)	3.02%	-1.78%	5.71%	8.52%	6.01%

(a) Excludes mortgage servicing rights

Net Interest Income Analysis	Average Balances, Income and Expense, Yields and Rates
(Fully taxable equivalent basis)
(Dollars in Thousands)	Three months ended 6/30/2017			Three months ended 6/30/2016
	Average Balance	Income/ Expense	Yield/ Cost	Average Balance	Income/ Expense	Yield/ Cost
INTEREST EARNING ASSETS:
Taxable investments	$ 44,390	$ 348	3.13%	$ 30,240	$ 211	2.79%
Tax-exempt investments(1)	19,235	173	3.60%	23,728	205	3.46%
Total investments	63,625	521	3.27%	53,968	416	3.08%

Gross loans (2)	684,629	8,326	4.86%	351,765	4,013	4.57%
Interest-bearing deposits and federal funds sold	38,393	87	0.90%	12,522	13	0.40%
Certificates of deposits	3,426	18	2.09%	5,456	20	1.47%
Total Interest Earning Assets	$ 790,072	$ 8,951	4.53%	$ 423,711	$ 4,462	4.21%

INTEREST-BEARING LIABILITIES:
Savings deposits	$ 65,835	$ 33	0.20%	$ 42,926	$ 22	0.21%
NOW deposits	91,919	40	0.17%	39,988	15	0.15%
Time deposits	288,324	813	1.13%	128,298	441	1.38%
Money market deposit accounts	128,640	191	0.59%	85,247	163	0.77%
Total Deposits	574,717	1,077	0.75%	296,459	641	0.87%

Federal funds purchased	-	-	0.00%	609	1	1.11%
Securities sold under repurchase agreements	9,520	4	0.17%	6,708	4	0.20%
Subordinated debt	6,867	119	6.95%	6,850	118	6.92%
FHLB advances	76,630	248	1.29%	31,056	117	1.51%
Total Interest-Bearing Liabilities	$ 667,733	$ 1,448	0.87%	$ 341,682	$ 881	1.03%

Net interest income and net interest margin		$ 7,503	3.80%		$ 3,581	3.37%

Non-interest-bearing deposits	$ 95,264	-	0.00%	$ 69,951	-	0.00%
Total Cost of funds			0.76%			0.86%
Net interest rate spread			3.77%			3.35%

Notes:
(1) Income and yield assumes a federal tax rate of 34%.
(2) Includes loan fees and nonaccrual loans.

Net Interest Income Analysis	Average Balances, Income and Expense, Yields and Rates
(Fully taxable equivalent basis)
(Dollars in Thousands)	Six months ended 6/30/2017			Six months ended 6/30/2016
	Average Balance	Income/ Expense	Yield/ Cost	Average Balance	Income/ Expense	Yield/ Cost
INTEREST EARNING ASSETS:
Taxable investments	$ 36,096	$ 617	3.42%	$ 30,196	$ 418	2.77%
Tax-exempt investments(1)	19,196	345	3.60%	24,043	411	3.42%
Total investments	55,293	962	3.48%	54,239	829	3.06%

Gross loans(2)	539,156	12,714	4.72%	349,831	7,987	4.57%
Interest-bearing deposits and federal funds sold	23,294	95	0.81%	13,143	28	0.42%
Certificates of deposits	3,744	37	1.96%	5,497	42	1.53%
Total Interest Earning Assets	$ 621,486	$ 13,807	4.44%	$ 422,710	$ 8,886	4.20%

INTEREST-BEARING LIABILITIES:
Savings deposits	$ 55,136	$ 58	0.21%	$ 42,444	$ 42	0.20%
NOW deposits	68,343	63	0.18%	39,611	30	0.15%
Time deposits	209,401	1,251	1.19%	129,316	892	1.39%
Money market deposit accounts	109,098	335	0.61%	84,225	322	0.77%
Total Deposits	441,978	1,707	0.77%	295,596	1,286	0.88%

Federal funds purchased	1,339	10	1.54%	304	1	1.11%
Securities sold under repurchase agreements	8,876	7	0.16%	6,269	6	0.19%
Subordinated debt	6,865	236	6.86%	6,848	236	6.92%
FHLB advances	59,542	402	1.35%	34,465	242	1.41%
Total Interest-Bearing Liabilities	$ 518,599	$ 2,362	0.91%	$ 343,482	$ 1,771	1.04%

Net interest income and net interest margin		$ 11,445	3.68%		$ 7,115	3.37%

Non-interest-bearing deposits	$ 83,510	-	0.00%	$ 66,738	-	0.00%
Total Cost of funds			0.78%			0.87%
Net interest rate spread			3.66%			3.33%

Notes:
(1) Income and yield assumes a federal tax rate of 34%.
(2) Includes loan fees and nonaccrual loans.